Exhibit 99.1

ROSETTA RESOURCES INC.
4th Annual Canaccord Genuity Global Energy Conference
&
J. P. Morgan Chase SMid Cap Conference
December 2010

All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures.
The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the
Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline construction difficulties; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; regulatory developments; environmental risks; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-
looking statements except as required by law.

Forward-Looking Statements

Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project Counts,” “Net Risked Resources,” “Total Resources,” “Unrisked Potential,” “Unrisked
Original Resources in Place,” and “Unrisked EUR Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.
For filings reporting year-end 2009 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The
Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.
We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements (Cont.)

• Upgraded Eagle Ford outlook
 • Gates Ranch EUR revised upward
 • Light Ranch discovery announced
 • Pipeline and processing capacity expanded
 • Inventory in excess of 1TCFE
 • Shift to liquids accelerates
• Bakken evaluation continues
 • Six wells drilled
 • Additional five wells to be drilled by early 2011
 • Completions planned for 2011
• Legacy gas assets do not compete on returns vs. new inventory
• Additional asset sales scheduled
• $310 million Capital Budget in 2010
 • 75% of program is liquids-directed
 • Critical for maintaining and building momentum on NAV
• Strong alignment with stakeholders remains fundamental driver
Taking it Up a Notch

Rosetta Asset Portfolio Status

Eagle Ford - Gates Ranch

• 4th Quarter 2007
 • Rosetta begins to focus on source rocks and unconventional resources in South Texas
 • Rosetta has more than 100,000 net acres being developed in the Wilcox sands of South Texas
• EOY 2007
 • Rosetta has 5,000 net acres under lease with Eagle Ford potential
• EOY 2008
 • Rosetta has 25,000 net acres under lease with Eagle Ford potential
 • Rosetta completes vertical pilot drilling program to understand resource potential
• EOY 2009
 • Rosetta has 61,000 net acres under lease with Eagle Ford potential
 • Rosetta drills its successful horizontal discovery well in Springer Ranch (14,000 net acres)
 • Rosetta drills its successful horizontal discovery well in Gates Ranch Area (29,500 net acres)
• Third Quarter 2010
 • Rosetta has 65,000 net acres under lease with Eagle Ford potential
 • Rosetta begins full delineation of Gates Ranch to ascertain the continuity of well performance
 • Rosetta has drilled its 22nd horizontal well at Gates Ranch with 100% success rate
 • Gates Ranch EUR revised to 7.2 Bcfe
Rosetta had accumulated roughly 40% of its 65,000 acre position before year-end
2008 and 94% before year-end 2009…

Rosetta’s drilling focus has been primarily on our Gates Ranch Area, however, we have embarked on the delineation of our other liquids-rich areas…
Area	Hydrocarbon Window	Net Acres
Gates Ranch Area	Condensate	29,960
Central Dimmit	Oil	7,450
Encinal Area	Dry Gas	14,500
Gonzales Area	Oil	6,500
NE LaSalle Area	Oil	3,450
Western Webb	Condensate	3,000
Total	77% liquids	64,860

Gates Ranch Area

Gates Ranch Delineation
Initial horizontal wells were strategically located to delineate the asset
Delineation Wells
• Gates 05D 9-5
• Gates 05D 3-19
• Gates 05D 4-19
• Gates 05D 13-1287
• Gates 05D 7-7A
• Gates 05D 6-6A
• Gates 09 Rose B 1-23
• Gates 05D 1-2
• Gates 09 Rose B 2-24
• Gates 05D 6-12
• Gates 09 Rose A BVP-2
• Gates 05D 7-15
• Gates 09 Rose A BVP-1
• Gates 09 Rose B 1-26
• Gates 10 Rose A 571-1

Delineation Wells
• Gates 05D 9-5
• Gates 05D 3-19
• Gates 05D 4-19
• Gates 05D 13-1287
• Gates 05D 7-7A
• Gates 05D 6-6A
• Gates 09 Rose B 1-23
• Gates 05D 1-2
• Gates 09 Rose B 2-24
• Gates 05D 6-12
• Gates 09 Rose A BVP-2
• Gates 05D 7-15
• Gates 09 Rose A BVP-1
• Gates 09 Rose B 1-26
• Gates 10 Rose A 571-1
Development Wells
• Gates 05D 6-8
• Gates 05D 2-20
• Gates 09 Rose B 1-1
• Gates 09 Rose B 2-23
• Gates 09 Rose A BVP-3
• Gates 05D 1-8A
• Gates 10 Rose A 1000-1
Planned Wells (Drilled by YE 2010)
• Gates 05D 2-8A
• Gates 05D 8-15
• Gates 09 Rose B 2-1
• Gates 09 Rose B 2-26
Including our initial Gates Ranch discovery well, we have drilled 22 horizontal wells in the field to date…averaging roughly 5,000 feet of horizontal length per well…

Gates Ranch New Type Curve
Based on actual well performance, the average EUR has been revised from 4.0 BCFE to 7.2 BCF

Area	Initial Gas Rate (mmcfpd)	Initial Oil Rate (bopd)	EUR (bcfe)	NPV Per Well BFIT10 ($MM)	Discounted Payout (years)	Post 2010 Inventory (Net Wells)	NPV Per Area BFIT10 ($)
Gates North Type Curve	5.0	450	6.7	13.0	1.6	150	$1.950 billion
Gates South Type Curve	7.0	350	8.1	14.1	1.4	90	$1.269 billion
Gates Ranch Type Curve	5.7	412	7.2	13.4	1.5	240	$3.219 billion
Notes:
 Gates Ranch proper only (26,500 net acres)
 100 acre well spacing
 $8.25 mm total well cost
 Strip pricing effective 10/26/2010
 ‘Per area’ values are ‘per well’ values multiplied by post 2010 net inventory
Gates Ranch Valuation
On average, a typical well has a 7.2 BCFE EUR and a BFIT NPV of $13.4 million…

Although the Gates Ranch Area offers us more than 18 rig years...we are defining
Inventory beyond Gates Ranch Area…
Central Dimmit Area

Central Dimmit Discovery Well
Initial Test

With less than 5% of our Gates Ranch Area inventory drilled and producing, we have built a legacy asset from scratch that is currently producing more than 70 MMcfe/d…

Eagle Ford Pipeline Projects
DOS HERMANAS
To HPL
Legend
 Dos Hermanas

• Alberta Basin Bakken specifics
 • Devonian Shale oil play in NW Montana
 • Williston Basin analog
 • Depths ranging from 4,500’ to 7,500’ TVD
 • Over-pressured reservoirs
• Rosetta’s current Bakken position
 • 300,000 undeveloped net acres
 • 13 - 15 MMBoe per square mile of resource in
 place
• Rosetta’s assessment to date
 • Drilled 5 exploratory delineation wells
 • 2 wells on strike 28 miles apart
 • 1 well 8 miles downdip
 • Drilled a north east extension into interesting
 Banff-Big Rock 29-13
 • Drilled a middle of area well established
 continuity-Little Rock Coulee 27-16
 • Confirmed significant oil hydrocarbons in place
 and over-pressured reservoirs
 • Conducted vertical tests in several zones
• Multi-well vertical program underway
Alberta Basin Bakken Opportunity is Unique

Exploratory Drilling & Testing
Vertical Well Drilling & Testing - 2H’10/1H’11
Vertical Exploration
Area	Locations
Big Rock	1
Love Rock	1
Little Rock Coulee	1
West Gunsight	1
Antelope Butte	1
Gunsight	1
Total	6

Acres	Lessor	Terms
200,000	Blackfeet Indian Nation
• Five year option with 2 well per year drilling requirement for 10 well total.
• With each commercial well, Rosetta earns the right to lease 20,000 acres surrounding that well for a 10 year term.
• Continuous drilling obligation of 1 well per 9 months beginning on the 4th year.

30,000	WAVE	• Terms similar to option acreage.
52,000	Allottee (Blackfeet Families)	• Typically 5 year lease terms, with option to extend term at the end of the primary period.
18,000	Fee Acreage
Southern Alberta Basin
Acreage Recap

Financial Strategy
• Bias for conservative and disciplined approach to financial management
• Actively manage and monitor use of debt
 • Debt to book cap < 40%
 • Debt to EBITDAX < 1.75x
 • Attempt to maintain high level of liquidity throughout cycles
• Selective hedging program:
 • Gas hedges of 55,000 MMBtu/d in 2H’10 and 50,000 MMBtu/d in 2011
 • Oil hedges of 800 Bbl/d in 2011/ 600 Bbl/d in 2012
 • NGL Hedges of 700 Bbl/d in 2011/  450 Bbl/d in 2012
• Asset sales to “balance” 2010 capital program
1 Adjusted for the high yield offering

Rosetta Resources - 2010 Highlights
• Capital spending of $310 million
 • ~10% increase going entirely to liquids programs
 • High return / high value programs receiving vast majority of funding
 • Capital exceeds internal cash flows, but expect to balance with asset sales
• Production growth
 • Annual production rate of 135 to 140 MMcfe/d
 • Exit rate of 145-155 MMcfe/d
 • Eagle Ford exit rate of 80-90 MMcfe/d
• Reserve growth
 • Double digit reserve growth rate

• Develop high return Eagle Ford inventory
• Divest additional legacy assets to fund development
• Simplify and reduce unit cost structure
• Focus on returns
• Test Southern Alberta Bakken position
2011 Preview

Appendix 1 of 5: 3-Stream Process Flow - Gates Ranch
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells
(based on completions as of July, 2010) and also provides a “rule of thumb” factor to convert “net Rosetta sales volumes” (measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d.) This is important for understanding
Rosetta’s takeway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 2 of 5: Converting Wellhead to Sales
	Well Head Production	Effect of Processing	Mcfe Equivalent
Gas	4,430 Wet Mcf/d	3,100 Lean Mcf/d	3,100 Mcfe/d
NGL	--	500 Bbl/d	3,000 Mcfe/d
Condensate	320 Bbl/d	320 Bbl/d	1,920 Mcfe/d
		Gross Production	8,020 Mcfe/d
		Net Production	6,015 Mcfe/d
6,015 Net
Uplift		=	1.36
4,430 Gross
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July 2010) and also provides a “rule of thumb” factor to convert “net Rosetta sales volumes”
(measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d). This is important for understanding Rosetta’s takeaway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 3 of 5: Converting to Net 3-Stream Volumes
	Well Head Production	Effect of Processing	Mcfe Equivalent
Gas	85,000 Wet Mcf/d	59,481 Lean	59,481 Mcfe/d
NGL	--	9,594 Bbl/d	57,564 Mcfe/d
Condensate	2,889 Bbl/d	6,139 Bbl/d	36,834 Mcfe/d
		Gross Production	153,879 Mcfe/d
		Net Production	115,409 Mcfe/d
115,409 Net
Uplift		=	1.36
85,000 Gross
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July 2010) and also provides a “rule of thumb” factor to convert “net Rosetta sales volumes”
(measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d). This is important for understanding Rosetta’s takeaway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 4 of 5: Gates Ranch NGL Breakdown

Appendix 5 of 5: NGL Hedge Detail
Barrel Component	% of Bbl	% WTI	Hedged Volume	$/GAL	$/Bbl
Ethane	50%	25%	-	-	-
Propane	25%	50%	350	1.00	41.92
Butane (I&N)	17%	86%	210	1.33	55.50
Natural Gasoline	8%	92%	140	1.68	70.61
Avg. Price per Bbl		47%	700	1.23	51.74